UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A (Rule 14A-101) Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐ Check appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under Rule 14a-12 Specialty Underwriters’ Alliance, Inc. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of filing fee (Check the appropriate box): ☑ No fee required. ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: ☐ Fee paid previously with preliminary materials: ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

(“SUA”) issued the following press release, which was also posted to the website http://ir.suainsurance.com/proxy.cfm. press release includes a letter of support from our top producing Partner Agent. SUA has also received letters of support from each of its other eight Partner Agents, each of which is attached below the release. FOR FURTHER INFORMATION: Specialty Underwriters’ Alliance, Inc.Financial Relations Board Scott Goodreau Leslie Loyet (888) 782-4672 (312) 640-6672 sgoodreau@suainsurance.com lloyet@mww.com FOR IMMEDIATE RELEASE MONDAY, APRIL 13, 2009 SPECIALTY UNDERWRITERS’ ALLIANCE, INC. ANNOUNCES UNANIMOUS PARTNER AGENT SUPPORT FOR BOARD OF DIRECTORS IN PROXY CONTEST CHICAGO — April 13, 2009 — Specialty Underwriters’ Alliance, Inc. (NASDAQ: SUAI) (“SUA” or the “Company”) today announced that each of its nine Partner Agents has sent a letter in support of SUA’s current Board of Directors in connection with the election contest being waged by Hallmark Financial Services, Inc. Courtney Smith, SUA’s Chief Executive Officer and President, stated “We are pleased that our all of Partner Agents have demonstrated their support for our Board of Directors and the strategic direction of our company. The success of our model is based on working closely with a limited number of Partner Agents to produce profitable business without channel conflicts. We look forward to continuing to explore ways to grow opportunities with our existing agents and contract with new agents that fit our model.” The text of one such letter from Risk Transfer Holdings, Inc., SUA’s top producing Partner Agent and one of its three original Partner Agents, appears below:

risk transfer April 6, 2009 The Board of Directors Specialty Underwriters’ Alliance, Inc. 222 South Riverside Plaza, Suite 1600 Chicago, IL 60606-6001 To Whom It May Concern: My name is Paul Hughes and I am Chief Executive Officer of Risk Transfer Holdings LLC {RTH). RTH has been a Partner Agent of SUA Insurance Company (“SUA”) and a significant stockholder since November 2004. RTH entered into a relationship with SUA based on a strong relationship with its management and support of its vision. We are partners with them in every sense of the word. Over these past four years we have worked with SUA’s management and its current Board of Directors to increase the value of our mutual organizations and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at the upcoming annual meeting of SUA in May 2009, In fact, Mark Morrison, President of Hallmark Financial Services reached out to me when his company was initially interested in purchasing SUA. We rejected these advances then and we reject them now. We fully support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and its strategic direction. Sincerely Paul Hughes Chief Executive Officer WWW.RISKTRANSFE RlNC.COM RISK TRANSFER HOLDINGS. INC 866 481 9363 PHONE 301 EAST PINE. SUFtE 3SO 4O7 48 I 9h’l69 FAX ORLANDO. FL 32BCJ1

This release and a copy of each Partner Agent’s letter has been filed with the SEC and can be obtained directly from the Investor Relations section of SUA’s website at http://ir.suainsuran ce.com/proxy.cfm. About Specialty Underwriters’ Alliance, Inc. Specialty Underwriters’ Alliance, Inc., through its subsidiary SUA Insurance Company, is a specialty property and casualty insurance company providing commercial insurance products through exclusive wholesale Partner Agents that serve niche groups of insureds. These targeted customers require highly specialized knowledge due to their unique risk characteristics. Examples include tow trucks, professional employer organizations, public entities, and contractors. SUA’s innovative approach provides products and claims handling, allowing the Partner Agent to focus on distribution and customer relationships. Safe Harbor Statement The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of the company may include forward-looking statements that reflect the company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include but are not limited to ineffectiveness or obsolescence of our business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data; the effects of acts of terrorism or war; developments in the world’s financial and capital markets that adversely affect the performance of our investments; changes in regulations or laws applicable to us, our subsidiaries, brokers or customers; acceptance of our products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all; decreased demand for our insurance or reinsurance products; loss of the services of any of our executive officers or other key personnel; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under our insurance policies; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. To learn more about Specialty Underwriters’ Alliance, Inc., please visit: http://www.suainsura nce.com.

April 7, 2009 The Board of Directors Specialty Underwriters’ Alliance, Inc. 222 South Riverside Plaza, Suite 1600 Chicago, IL 60606-6001 To Whom It May Concern: My name is Jerry Bushey and I am CEO/CUO of AEON Insurance Group, inc. (AEON). AEON has been a Partner Agent of SUA Insurance Company (“SUA”) and a significant stockholder since November 2004. AEON entered into a relationship with SUA based on a strong relationship with its management and support of its vision. We are partners with them in every sense of the word. Over these past four years we have worked with SUA’s management and its current Board of Directors to increase the vafue of our mutual organizations and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at trie upcoming annual meeting of SUA in May 2009. !n fact, Mark Morrison, President of Hallmark Financial Services reached out to me when his company was initially interested in purchasing SUA. We rejected these advances then and we reject them now, We fully support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and its strategic direction. Jerry Bushey CEO/CUO

American Team Managers Insurance Services Inc April 6, 2009he Board of Directors Specialty Underwriters’ Alliance, Inc, 222 South Riverside Plaza, Suite 1600 Chicago, IL 60606-6001 To Whom It May Concern: My name is Chris Michaels and I am Chief Executive Officer of American Team Managers (ATM). ATM has been a Partner Agent of SKA Insurance Company (“SUA”) and a significant stockholder since November 2004. ATM entered into a relationship with SUA based on a strong relationship with its management and support of its vision. We are partners with them in every sense of the word. Over these past four years we have worked with SUA’s management and its current Board of Directors to increase the value of our mutual organizations and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at the upcoming annual meeting of SUA in May 2009. We do not support these nominations. We fully support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and its strategic direction. Sincerely, Chris Michaels Chief Executive Officer

April 6, 2009specialty risk solutions, The Board of Directors Specialty Underwriters’ Alliance, Inc. 222 South Riverside Plaza, Suite 1600 Chicago, IL 60606-6001 To Whom It May Concern: My name is Scott Keller and I am Managing Director of Specialty Risk Solutions LLC (SRS). SRS has been a Partner Agent of SUA Insurance Company (“SUA”) and a significant stockholder since May 2005. SRS entered into a relationship with SUA based on a strong relationship with its management and support of its vision. We are partners with them in every sense of the word. Over these past four years we have worked with SUA’s management and its current Board of Directors to increase the value of our mutual organizations and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at the upcoming annual meeting of SUA in May 2009. We do not support these nominations. We fully support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and its strategic direction. Sincerely, ScotTKelier Managing Director Chicago: 20 North Wacker Dr. Suite 3000 Chicago, IL 60606 ph 312.251.3160 fax 312.251.3170 www. specialtyrisksolutions.com

800 Oak Ridge Turnpike APPalacllian (888) 376-9633 Phone suite a- i 000 My Underwriters, Inc (888) 871 -7644 Fax April 6, 2009 The Board of Directors Specialty Underwriters’ Alliance, Inc. 222 South Riverside Plaza, Suite 1600 Chicago, IL 60606-6001 To Whom It May Concern: My name is Bob Arowood and I am President of Appalachian Underwriters, Inc. (AUI). AUI has been a Partner Agent of SUA Insurance Company (“SUA”) and a significant stockholder since October 2005. AUI entered into a relationship with SUA based on a strong relationship with its management and support of its vision. We are partners with them in every sense of the word. Over these past three years we have worked with SUA’s management and its current Board of Directors to increase the value of our mutual organizations and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at the upcoming annual meeting of SUA in May 2009. We do not support these nominations. We fully support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and its strategic direction. Sincerely Bob Arowood President

A INSENTIAL BROKERAGE CONSULTING UNDERWRITING April 6, 2009 The Board of Directors Specialty Underwriters’ Alliance, Inc. 222 South Riverside Plaza, Suite 1600 Chicago, IL 60606-6001 To Whom It May Concern: My name is Darwin Lucas and I am President of Insential. Insential has been a Partner Agent of SUA Insurance Company (“SUA”) and a significant stockholder since January 2006. Insential entered into a relationship with SUA based on a strong relationship with its management and support of its vision. We are partners with them in every sense of the word. Over these past two years we have worked with SUA’s management and its current Board of Directors to increase the value of our mutual organizations and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at the upcoming annual meeting of SUA in May 2009. We do not support these nominations. We fully support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and its strategic direction, Darwin Lucas President Corporate Office Two Westbrook Corporate Center 5601 Granite Parkway 155 Sycamore Street Suite 1000 Suite 240 Glastonbury, CT 06033 Westchester, IL 60154 Piano, TX 75024 888-571 -6160 888-571 -6160 888-571 -6160 Fax: 860-633-9199 Fax: 630-990-9098 Fax: 214-705-8333 www.insentiaLcom

Flying Eagle Insurance Services, Inc. 1625 Highway 88, Suite 401, Minden, NV 89423 Phone: 1-775-783-8707 / Fax: 1-775-783-8879 david@lambin-insurance.com. April 6, 2009 The Board of Directors Specialty Underwriters’ Alliance, Inc. 222 South Riverside Plaza, Suite 1600 Chicago, l|___60606-6001 To Whom it May Concern: My name is David Lambin and I am President of Flying Eagle Insurance Services. Flying Eagle has been a Partner Agent of SUA Insurance Company {“SUA”) and a significant stockholder since March 2007. Flying Eagle entered into a relationship with SUA based on 9 strong relationship with its management and support of its vision. We are partners with them in every sense of the word. Over these past two years we have worked with SUA’s management and its current Board of Directors to increase the value of our mutual organizations and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at the upcoming annual meeting of SUA in May 2009. We do not support these nominations. We fully support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and its strategic direction. Sincerely David Lambin President

2800 West State Road 84 • Suite 118 • Dania, FL 33312 Tel: 954.602.9390-Fax:954.602,9391 www.firstlightprograms.com April 6, 2009 The Board of Directors Specialty Underwriters’Alliance, Inc. 222 South Riverside Plaza, Suite 1600 Chicago, IL 60606-6001 To Whom It May Concern: My name is Anthony Johnson and I am President of First Light Program Managers. First Light has been a Partner Agent of SUA Insurance Company (“SUA”) and a significant stockholder since October 2007. First Light entered into a relationship with SUA based on a strong relationship with its management and support of its vision. We are partners with them in every sense of the word. Over the past year and a half we have worked with SUA’s management and its current Board of Directors to increase the value of our mutual organizations and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at the upcoming annual meeting of SUA in May 2C09. We do not support these nominations. We fully support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and its strategic direction. Sincerely, Anthony L. Johnson, AAI President

April 6, 2009 The Board of Directors Specialty Underwriters’ Alliance, Inc. 222 South Riverside Plaza, Suite 1600 Chicago, IL 60606-6001 To Whom It May Concern: My name is George Karlis, Jr. and I am President of Northern Star Management, Inc. Northern Star Management has been a Partner Agent of SUA Insurance Company (“SUA”) and a significant stockholder since March 2008. Northern Star Management entered into a relationship with SUA based on a strong relationship with its management, and support of its vision. We appreciate that sense of “partnership” that exists with SUA and their management. Over this past year we have worked with SUA’s management and its current Board of Directors to increase the value of our mutual organizations, and we believe we are well-positioned to further increase this value significantly for SUA and ourselves. We are aware Hallmark Financial Services nominated three new Directors for consideration to be elected at the upcoming annual meeting of SUA in May 2009. At this point, we are unable to support these nominations, We support the election of Specialty Underwriters’ Alliance, Inc.’s current Board of Directors and the strategic direction that they have set. If you have any questions with regard to this matter, please feel free to contact me at 908-253-9484. Sincerely, Northern Star Management, Inc. George A. Karlis, Jr. President Northern Star Management, Inc. PO Box 626 Somervtlie, NJ 08876 p 908-253-9484 f 908-253-9272